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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

Fortress Net Lease REIT

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56632	92-1937121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

April 30, 2026 NAV Per Share

On May 14, 2026, Fortress Net Lease REIT (the “Company” or “we”) the Company reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of April 30, 2026, which is set forth below:

NAV per Share
Class S	$10.4102
Class I	$10.4826
Class F-S	$10.5171
Class F-I	$10.5862
Class D-S	$10.8876
Class E	$10.9541

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class S, Class I, Class F-S, Class F-I, Class D-S and Class E common shares, as well as the partnership interests (“OP Units”) of FNLR OP LP (the “Operating Partnership”), if any, held by parties other than the Company.

The following table provides a breakdown of the major components of our NAV as of April 30, 2026 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$3,228,996
Intangible assets	491,282
Cash and cash equivalents	14,843
Restricted cash	70,896
Other assets	64,004
Revolving credit facility	(1,123,065)
Term loan	(777,218)
Subscriptions received in advance	(67,896)
Distribution payable	(10,766)
Due to affiliate	(9,909)
Other liabilities	(44,083)
Net Asset Value	$1,837,084
Number of outstanding shares/units	172,827

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of April 30, 2026 (amounts in thousands, except per share/unit data):

	Net Asset Value	Number of Outstanding Shares/Units	NAV per Share/Unit as of April 30, 2026
Class S	$96,248	9,245	$10.4102
Class I	247,264	23,588	$10.4826
Class F-S	271,200	25,787	$10.5171
Class F-I	766,514	72,408	$10.5862
Class D-S	407,588	37,436	$10.8876
Class E	28,300	2,583	$10.9541
OP Units(1)	19,970	1,780	$11.2162
Total	$1,837,084	172,827

(1)
Includes the Class A OP Units held by FNLR Management LLC (the “Adviser”) and FNLR SLP LLC (the “Special Limited Partner”) .

The following table provides a breakdown of the major components of our NAV as of March 31, 2026 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$2,965,702
Intangible assets	491,282
Cash and cash equivalents	13,410
Restricted cash	112,946
Other assets	66,547
Revolving credit facility	(981,080)
Term loan	(776,996)
Subscriptions received in advance	(112,333)
Distribution payable	(10,029)
Due to affiliate	(8,058)
Other liabilities	(30,319)
Net Asset Value	$1,731,072
Number of outstanding shares/units	163,179

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of March 31, 2026 (amounts in thousands, except per share/unit data):

	Net Asset Value	Number of Outstanding Shares/Units	NAV per Share/Unit as of March 31, 2026
Class S	$43,791	4,210	$10.4024
Class I	198,625	18,983	$10.4635
Class F-S	268,310	25,583	$10.4879
Class F-I	766,979	72,661	$10.5556
Class D-S	406,808	37,514	$10.8443
Class E	28,170	2,582	$10.9104
OP Units(1)	18,389	1,646	$11.1697
Total	$1,731,072	163,179

(1)
Includes the Class A OP Units held by FNLR Management LLC (the “Adviser”) and FNLR SLP LLC (the “Special Limited Partner”) .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Net Lease REIT

Dated: May 20, 2026	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer